Exhibit 10.2

SUPPLEMENT NO. 5 (this “Supplement”) dated as of May 21, 2018, to the Guaranty and Collateral Agreement, dated as of December 16, 2014 (as amended, amended and restated, waived, supplemented or otherwise modified from time to time, the “Guaranty and Collateral Agreement”), among WESTMORELAND COAL COMPANY, a Delaware corporation (the “Borrower”), each other subsidiary of the Borrower from time to time party thereto (each such subsidiary individually a “Subsidiary Guarantor” and collectively, the “Subsidiary Guarantors”; the Subsidiary Guarantors and the Borrower are referred to collectively herein as the “Grantors”) and WILMINGTON SAVINGS FUND SOCIETY, FSB, as collateral agent (together with any successor collateral agent, the “Collateral Agent”).

Reference is made to the Credit Agreement dated as of December 16, 2014 (as amended, amended and restated, waived, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the lenders from time to time party thereto, and Canadian Imperial Bank of Commerce, as administrative agent.

Capitalized terms used in this Agreement and not otherwise defined in this Agreement shall have the meanings assigned to such terms in the Credit Agreement and the Guaranty and Collateral Agreement referred to therein.

The Grantors have entered into the Guaranty and Collateral Agreement in order to induce the Lenders to make Loans as contemplated in the Credit Agreement. Section 7.14 of the Guaranty and Collateral Agreement provides that additional Subsidiaries of the Borrower may become Subsidiary Guarantors under the Guaranty and Collateral Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiaries (the “New Subsidiaries” and each a “New Subsidiary”) are each executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Guarantor under the Guaranty and Collateral Agreement in order to induce the Lenders to make additional Loans and as consideration for Loans previously made.

Accordingly, the Collateral Agent and the New Subsidiary agree as follows:

In accordance with Section 7.14 of the Guaranty and Collateral Agreement, the New Subsidiary by its signature below becomes a Subsidiary Guarantor and a Grantor under the Guaranty and Collateral Agreement with the same force and effect as if originally named therein as a Subsidiary Guarantor and a Grantor and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Guaranty and Collateral Agreement applicable to it as a Subsidiary Guarantor and Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor and Subsidiary Guarantor thereunder are true and correct in all material respects on and as of the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date). In furtherance of the foregoing, the New Subsidiary, as security for the payment and performance in full of the Obligations (as defined in the Guaranty and Collateral Agreement), does hereby create and grant to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Creditors, their successors and assigns, a security interest in and lien on all the New Subsidiary’s right, title and interest in and to the Collateral (as defined in the Guaranty and Collateral Agreement) of the New Subsidiary. Each reference to a “Subsidiary Guarantor” or “Grantor” in the Guaranty and Collateral Agreement shall be deemed to include the New Subsidiary. The Guaranty and Collateral Agreement is hereby incorporated in this Agreement by reference.

The New Subsidiary represents and warrants to the Collateral Agent and the other Secured Creditors that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally any by principles of equity.

This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received a counterpart of this Supplement that bears the signature of the New Subsidiary and the Collateral Agent has executed a counterpart hereof. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

The New Subsidiary hereby represents and warrants that set forth under its signature hereto is, as of the date hereof, (i) the true and correct legal name of the New Subsidiary, (ii) its jurisdiction of formation, (iii) its Federal Taxpayer Identification Number or its organizational identification number (if any) and (iv) the location of its chief executive office. The New Subsidiary hereby further represents and warrants that, as of the date hereof, Schedule I hereto accurately sets forth all information which would have been required pursuant to the Schedules to the Guaranty and Collateral Agreement had the New Subsidiary been a Grantor on the date of the execution and delivery of the Guaranty and Collateral Agreement (it being understood and agreed, however, that the information so furnished by the New Subsidiary is accurate as of the date of this Supplement rather than the date of the Guaranty and Collateral Agreement).

Except as expressly supplemented hereby, the Guaranty and Collateral Agreement shall remain in full force and effect.

THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Any provision of this Supplement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof and in the Guaranty and Collateral Agreement; the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

All communications and notices hereunder shall be in writing and given as provided in Section 7.01 of the Guaranty and Collateral Agreement.

The New Subsidiary agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

The New Subsidiaries and the Collateral Agent have duly executed this Supplement No. 5 to the Notes Collateral Agreement as of the day and year first above written.

SAN JUAN COAL COMPANY

By:	/s/ Samuel N. Hagreen
Name: Samuel N. Hagreen Title: Secretary

Legal Name: San Juan Coal Company Jurisdiction of Formation: Delaware

SAN JUAN TRANSPORTATION COMPANY

By:	/s/ Samuel N. Hagreen
Name: Samuel N. Hagreen Title: Secretary

Legal Name: San Juan Transportation Company Jurisdiction of Formation: Delaware

WESTMORELAND SAN JUAN, LLC

By:	/s/ Samuel N. Hagreen
Name: Samuel N. Hagreen Title: Secretary

Legal Name: Westmoreland San Juan, LLC Jurisdiction of Formation: Delaware

WESTMORELAND SAN JUAN HOLDINGS, INC.

By:	/s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary

Legal Name: Westmoreland San Juan Holdings, Inc.
Jurisdiction of Formation: Delaware

WESTMORELAND POWER, INC.

By:	/s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary

Legal Name: Westmoreland Power, Inc. Jurisdiction of Formation: Delaware

WESTMORELAND CANADA LLC

By:	/s/ Jennifer S. Grafton
Name: Jennifer S. Grafton
Title: Secretary

Legal Name: Westmoreland Canada LLC Jurisdiction of Formation: Delaware

WESTMORELAND ENERGY SERVICES, INC.

By:	/s/ Smuel N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary

Legal Name: Westmoreland Energy Services, Inc. Jurisdiction of Formation: Delaware

BASIN RESOURCES, INC.

By:	/s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary

Legal Name: Basin Resources, Inc. Jurisdiction of Formation: Colorado

WESTMORELAND CANADIAN INVESTMENTS L.P.

By: Westmoreland Canada LLC, in its capacity as general partner of WESTMORELAND CANADIAN INVESTMENTS L.P. / WESTMORELAND INVESTISSEMENTS CANADIENS S.E.C.

	By:	/s/ Jennifer S. Grafton
Name: Jennifer S. Grafton
Title: Vice President and Secretary

Legal Name: Westmoreland Canadian Investments L.P.
Jurisdiction of Formation: Quebec

ABSALOKA COAL, LLC

By:	/s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary

Legal Name: Absaloka Coal, LLC Jurisdiction of Formation: Delaware

WILMINGTON SAVINGS FUND SOCIETY, FSB, as Collateral Agent

By:	/s/ Geoffrey J. Lewis
	Name:	Geoffrey J. Lewis
	Title:	Vice President

PLEDGED SECURITIES

Pledged Stock

Name of Pledgor	Name, Jurisdiction of Formation and Type of Entity of Pledged Subsidiary	Class or Type of Pledged Interest	Total Amount of Class or Type of Pledged Interests Authorized	Total Amount of Class or Type Outstanding	Total Amount Pledged	Certificate Number (if applicable)
Westmoreland Coal Company	Westmoreland San Juan Holdings, Inc.; Delaware; corporation	Common	100	100	100%	Uncertificated

Westmoreland San Juan Holdings, Inc.	Westmoreland San Juan, LLC; Delaware; limited liability company	Membership Units	N/A	N/A	100%	Uncertificated

Westmoreland San Juan, LLC	San Juan Coal Company; Delaware; corporation	Common	250	250	100%	4

Westmoreland San Juan, LLC	San Juan Transportation Company; Delaware; corporation	Common	200	200	100%	3

Westmoreland Energy Services New York, Inc.	Basin Resources, Inc., Delaware; corporation	Common	100	100	100%	1

Westmoreland Coal Company	Westmoreland Canada, LLC; Delaware; limited liability company	Sole Member	N/A	N/A	100%	Uncertificated

Westmoreland Coal Company	Westmoreland Power, Inc.; Delaware; corporation	Common	1,000	1,000	100%	1

Westmoreland Coal Company	Westmoreland Energy Services, Inc.; Delaware; corporation	Common	100	100	100%	1

WRI Partners, Inc.	Absaloka Coal, LLC	Sole Member	N/A	N/A	100%	Uncertificated

GRANTOR LEGAL NAME

COMPANY NAME	F/K/A	DATE OF NAME CHANGE	TRADE NAMES
Westmoreland San Juan Holdings, Inc.	WLB Escrow Corporation	January 26, 2016	None

Westmoreland San Juan, LLC	N/A	N/A	None

San Juan Coal Company	N/A	N/A	None

San Juan Transportation Company	N/A	N/A	None

Basin Resources, Inc.	N/A	N/A	None

Westmoreland Canada, LLC	N/A	N/A	None

Westmoreland Power, Inc.	N/A	N/A	None

Westmoreland Energy Services, Inc.	N/A	N/A	None

Westmoreland Canadian Investments L.P.	N/A	N/A	None

Absaloka Coal, LLC	N/A	N/A	None

GRANTOR ORGANIZATIONAL INFORMATION

COMPANY NAME	JURISDICTION	TYPE	ORG ID	OFFICE ADDRESS	TAX PAYER ID
Westmoreland San Juan Holdings, Inc.	Delaware	Corporation	05857903	300 Road 6800 Training Center A Waterflow, NM 87421	47-5409429

Westmoreland San Juan, LLC	Delaware	Limited Liability Company	5948312	300 Road 6800 Training Center A Waterflow, NM 87421	36-4827091

San Juan Transportation Company	Delaware	Corporation	0928266	300 Road 6800 Training Center A Waterflow, NM 87421	94-2785883

San Juan Coal Company	Delaware	Corporation	0867351	300 Road 6800 Training Center A Waterflow, NM 87421	94-2557286

Westmoreland Power, Inc.	Delaware	Corporation	03357469	9540 South Maroon Circle, Suite 300 Englewood, CO 80112	84-1589965

Westmoreland Energy Services, Inc.	Delaware	Corporation	05371511	9540 South Maroon Circle, Suite 300 Englewood, CO 80112	46-3426792

Westmoreland Canada LLC	Delaware	Limited Liability Company	5509777	9540 South Maroon Circle, Suite 300 Englewood, CO 80112	46-5345545

Basin Resources, Inc.	Colorado	Corporation	19871331143	9540 South Maroon Circle, Suite 300 Englewood, CO 80112	74-1959458

Absaloka Coal, LLC	Delaware	Limited Liability Company	4554164	100 Sarpy Creek Road, Hardin, MT 59034	26-2703770

Westmoreland Canadian Investments, L.P.	Alberta	Corporation	2020598864	1100, 10123-99 Street, Edmonton, Alberta, T5J3H1	891271934

INTELLECTUAL PROPERTY

Title	Jurisdiction	Application Number	Patent/Publication Number
Drill Bit with Radially Expandable Cutter, and Method of Using Same	United States	11/758,913	7,686,103

Drill Bit	PCT International	PCT/US2008/0654 73	WO2008154196

Drill Bit	Australia	AU20080262084	AU2008262084

Drill Bit	Brazil	BR2008PI12780	BRPI0812780

Drill Bit	China	CN20088102345	CN101952540

Drill Bit	Germany	DE112008001519	DE20081101519

Drill Tip	Poland	PL20080390542	PL390542

Rotary Drilling Bit and Method to Create Helical Groove in Blast Hole Arranged in Bed	Russia	RU20090149654	RU2009149654

Drill Bit	Ukraine	UA20090013759	UA97983

Drill Bit	South Africa	ZA20090008569	ZA200908569

Use of Foam to Increase Resistance to Gas Flow in Mine Applications and Apparatus for Delivering Same	PCT International	PCT/US2008/0717 88	WO2009018458

Use of Foam to Increase Resistance to Gas Flow in Mine Applications and Apparatus for Delivering Same	Australia	AU20080282110	AU2008282110

Use of Foam to Increase Resistance to Gas Flow in Mine Applications and Apparatus for Delivering Same	Brazil	BR2008PI15066	BRPI0815066

Use of Foam to Increase Resistance to Gas Flow in Mine Applications and Apparatus for Delivering Same	China	CN20088108925	CN101809250

Use of Foam to Increase Resistance to Gas Flow in Mine Applications and Apparatus for Delivering Same	Germany	DE20081102078	DE112008002078

Use of Foam to Increase Resistance to Gas Flow in Mine Applications and Apparatus for Delivering Same	Poland	PL20080390417	PL390417

Method to Increase Resistance to Gas Flow in Shaft (Versions)	Russia	RU20100107179	RU2010107179

Method for Increasing Resistance to Gas Flow in Mine (Variants)	Ukraine	UA20100002184	UA99732

Use of Foam to Increase Resistance to Gas Flow in Mine Applications and Apparatus for Delivering Same	South Africa	ZA20100000402	ZA201000402

DEPOSIT AND SECURITIES ACCOUNTS

(see attached)